UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2011

West Marine, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22512	77-0355502

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Westridge Drive Watsonville, California 95076

(Address of Principal Executive Offices, Including Zip Code)

(831) 728-2700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                      Compensatory Arrangements.

On May 19, 2011, West Marine, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”) at the Company’s principal executive offices located at 500 Westridge Drive, Watsonville, California 95076.  At the Annual Meeting, the Company’s stockholders, upon the recommendation of the Company’s Board of Directors, approved amendments to the West Marine, Inc. Omnibus Equity Incentive Plan (as amended and restated, the “Amended and Restated Plan”) to:  (i) increase the maximum permitted life of stock option awards from five to seven years; (ii) restrict the acceleration of vesting for awards upon a change in control; (iii) incorporate into the Amended and Restated Plan the Company’s policy for fixing the date of the grant for awards made to non-employee directors and eligible associates; (iv) provide that awards which vest solely on the basis of the passage of time (e.g., not on the basis of achievement of performance goals) generally vest over a three-year period, subject to other provisions of the Amended and Restated Plan which may permit accelerated vesting; (v) clarify that the grant price for all awards, including SARs, affiliated SARs, freestanding SARs and/or tandem SARs, or any combination thereof, shall be, at a minimum, equal to 100% of the fair market value of the Company’s common stock on the grant date; (vi) increase the share count under the “fungible share pool design”, with full-value awards, such as restricted stock, counted as two awards to every one option granted; (vii) increase the aggregate number of shares available under the Amended and Restated Plan by 1,900,000 shares; and (viii) eliminate consultants from persons eligible to receive awards under the Amended and Restated Plan.

A summary of the above enumerated amendments and the other material terms of the Amended and Restated Plan is set forth under Proposal No. 2 in the Company’s definitive proxy statement (“Proposal No. 2”) for the Annual Meeting filed with the Securities and Exchange Commission on April 7, 2011.  The foregoing description of the amendments to the Amended and Restated Plan and the summary of the Amended and Restated Plan set forth under Proposal No. 2 are qualified by reference to the full text of the Amended and Restated Plan filed with this report as Exhibit 10.1 and incorporated herein by reference.

On March 16, 2011, subject to stockholder approval of Proposal No. 2 at the Annual Meeting, the Governance and Compensation Committee recommended the approval of the following equity award grants to the Company’s named executive officers (“NEOs”) as follows:

Named Executive Officer	Number of Stock Options	Number of Restricted Stock Units
Geoffrey Eisenberg	25,000	12,500
Thomas R. Moran	16,500	8,250
Bruce Edwards	16,500	8,250
Ronald Japinga	16,500	8,250

The grants of stock options and restricted stock units to the NEOs will be effective on June 1, 2011 and each will vest over three years at 33%, 33% and 34%, respectively, beginning on June 1, 2012.  The stock options will have a term of seven years.  The NEOs will receive shares of common stock ratably as the RSUs vest.  Until the RSUs vest, the NEOs will not have the right to receive any dividends paid or payable with respect to the underlying shares and will not be able to vote the underlying shares.  The other terms of the option and restricted stock unit awards are consistent with the Amended and Restated Plan as well as the form of Notice of Grant of Stock Options and Stock Option Agreement and the form of Notice of Grant of Restricted Stock Units and Restricted Stock Unit Agreement for Associates, each as filed with this report as Exhibit 10.2 and Exhibit 10.3, respectively.

Also, on May 18, 2011, subject to stockholder approval of Proposal No. 2 at the Annual Meeting, the Governance and Compensation Committee recommended the approval of the following equity award grants to the Company’s independent directors as follows:

Independent Director	Shares of Common Stock	Shares of Restricted Stock
Barbara L. Rambo	777	2,082
Alice M. Richter	777	2,082
David McComas	777	2,082
Peter Roy	777	2,082
Dennis F. Madsen	777	2,082

The grants of common stock and restricted stock to the independent directors was effective on May 19, 2011.  The restricted stock awards will vest on May 19, 2012.  The other terms of the common stock and restricted stock awards are consistent with the Amended and Restated Plan as well as the form of Notice of Grant of Restricted Stock Award and Restricted Stock Award Agreement for non-employee Directors filed with this report as Exhibit 10.5.

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

On May 19, 2011, the number of shares of the Company’s common stock entitled to vote at the Annual Meeting was 22,658,832, of which 21,668,494 shares were present in person or represented by valid proxy at the meeting.

The stockholders voted on five proposals as described in the Company’s definitive proxy statement dated April 8, 2011.  The final voting results for each item presented at the Annual Meeting are set forth below.

Proposal 1:    Election of Director Nominees

DIRECTORS	FOR	WITHHELD	BROKER NON-VOTES
Randolph K. Repass	13,704,007	4,810,704	3,153,783
Geoffrey A. Eisenberg	18,476,887	37,824	3,153,783
Dennis F. Madsen	18,479,182	35,529	3,153,783
David McComas	18,476,448	38,263	3,153,783
Barbara L. Rambo	18,436,726	77,985	3,153,783
Alice M. Richter	18,478,612	36,099	3,153,783
Peter Roy	18,478,194	36,517	3,153,783

Proposal 2:Approval of Amended and Restated Plan

FOR	WITHHELD	ABSTAINED	BROKER NON-VOTES
15,172,283	3,262,954	79,474	3,153,783

Proposal 3:	Ratification of Selection of Grant Thornton LLP, independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2011

FOR	WITHHELD	ABSTAINED	BROKER NON-VOTES
21,604,634	58,137	5,723	0

Proposal 4: Approval, on an advisory basis, the compensation of the Company’s named executive officers

FOR	WITHHELD	ABSTAINED	BROKER NON-VOTES
17,809,995	158,684	546,032	3,153,783

Proposal 5: Vote, on an advisory basis, for the preferred frequency of an advisory vote on the compensation of the Company’s named executive officers

1 YR	2 YR	3 YR	ABSTAINED	BROKER NON-VOTES
17,241,639	13,158	871,728	469,186	3,153,783

Based upon the recommendations of the Company’s Board of Directors and its Governance and Compensation Committee, and the vote of the Company’s stockholders, the Company has decided to include a stockholder advisory vote on the compensation of the Company’s named executive officers in its proxy materials annually.

Item 9.01.                      Financial Statements and Exhibits.

(a)       Not Applicable.

(b)       Not Applicable.

(c)       Not Applicable.

(d)       Exhibits:

10.1*	West Marine, Inc. Omnibus Equity Incentive Plan, as amended and restated.

10.2*	Form of Notice of Grant of Stock Options and Stock Option Agreement for Associates.

10.3*	Form of Notice of Grant of Restricted Stock Units and Restricted Stock Unit Agreement for Associates.

10.4*	Form of Notice of Grant of Stock Options and Stock Option Agreement for Non-employee Directors.

10.5*	Form of Notice of Grant of Restricted Stock Award and Restricted Stock Award Agreement for Non-employee Directors.

*	Indicates a management contract or compensatory plan or arrangement within the meaning of Item 601(b)(10)(iii) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST MARINE, INC.

Date:           May 20, 2011                                                      By:  /s/ Pamela J. Fields
 Pamela J. Fields, Secretary